UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2015

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

California	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9368 VALLEY BLVD, SUITE 202
ROSEMEAD, CA91770
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	626-800-6861 (phone)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)     On September 23, 2015, the Company's Board of Directors approved to add Section 4 in Article V in its bylaws as "The Corporation is required, by this bylaws, to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, or pursuant to an available exemption from registration." A copy of the amended bylaws is attached hereto as Exhibit 5.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
5.3	Amended bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                SAN LOTUS HOLDING INC.

Dated: September 23, 2015

                                                                                               By: /s/Chen, Li-Hsing

_____________________________

                                                                                               Chen, Li-Hsing

                                                                                               President and Chairman of the Board